VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

                       VALLEY FORGE LIFE INSURANCE COMPANY

                       Supplement dated January 5, 2001 to
                          Prospectus dated June 1, 2000


         The following replaces the information under "Other Information - Free Look" contained in your prospectus:

Free Look. You can cancel the policy within 10 days after you receive it (or whatever period is required in your state). We will refund an amount equal to the cash value plus fees or charges deducted from premium payments less any debt (or we will refund an amount equal to all premiums paid less any debt if required in your state). When we receive your initial net premium, we will credit the amount to your policy on the policy date. Your initial premium will be allocated to the selected investment options on the latest of:

*    two business days after the policy date;

* two business days after our receipt of your initial premium at our Administrative Office; or

*    the date our underwriters approve your application for a policy.


VUL2000-SUPP-010501